Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350

In connection with the filing of the Annual Report on Form 20-F for the period ended December 31, 2016 (the “Report”) by Mazor Robotics Ltd. (the "Company"), the undersigned, as Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sharon Levita
Sharon Levita Chief Financial Officer

Date: May 1, 2017